SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            June 29, 2016
                            Date of Report
                 (Date of Earliest Event Reported)

                      UNITY GLOBAL HOLDINGS LTD.
      (Exact Name of Registrant as Specified in its Charter)

              JACKSON HILL ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

Delaware                     000-55563                   81-1014217
(State or other        (Commission File Number)         (IRS Employer
jurisdiction                                        Identification No.)
of incorporation)

            Room 1217, North Tower, Concordia Plaza
                  No. 1 Science Museum Road
                      Tsim Sha Tsui East
                      Kowloon, Hong Kong
         (Address of principal executive offices) (zip code)

                    (86) 139-2742-9282
         (Registrant's telephone number, including area code

                    215 Apolena Avenue
              Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On June 30, 2016,Unity Global Holdings Ltd. (formerly Jackson Hill Acquisition Corporation) (the "Registrant" or the "Company") issued 200,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 205,000,000 shares of common stock as follows:

                             200,000,000    Chin Kha Foo

    With the issuance of the stock and the redemption of 15,000,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On June 29, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 15,000,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1500.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 7, 2016 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will develop, through acquisition of a private company or development of its business plan, as a company focusing real estate investments in the United States, e-commerce including sales of fine jewelry, educational materials, and healthy life style foods and technologies.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On June 29, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Chin Kha Foo was named the director of the Registrant.

         Chin Kha Foo was appointed President, Secretary and Treasurer of the Registrant.

    Chin Kha Foo, serves as the sole officer and director of the Registrant. Since 2008, Mr. Foo has served as a sales adviser and marketing manager and advisor for OTS Group. His duties have included business development and service quality control. Mr. Foo graduated from SMK Sungai Tapang Kuching Sarawak, Malaysia, in 1992.

                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             .
                                   UNITY GLOBAL HOLDINGS LTD.

Date: June 30, 2016
                                   /s/ Chin Kha Foo
                                       President